UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011

COLONY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34456	27-0419483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 Broadway, 6th Floor Santa Monica, CA	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2011, the stockholders of Colony Financial, Inc. (the “Company”) approved the Colony Financial, Inc. 2011 Equity Incentive Plan (the “Plan”) at the Company’s 2011 Annual Meeting of Stockholders. The Plan had been previously approved by the Board of Directors on March 16, 2011. No awards have been granted under the Plan but the named executive officers of the Company, along with other eligible employees, directors and service providers, including the Company’s manager and employees of the manager, are eligible to participate in the Plan. A description of the Plan is set forth under “Proposal 2: Approval of 2011 Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2011 (the “2011 Proxy Statement”), and is incorporated herein by reference. A copy of the Plan is attached as Annex A to the Company’s 2011 Proxy Statement.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Results of 2011 Annual Meeting of Stockholders

On May 2, 2011, the Company held its 2011 Annual Meeting of Stockholders at which (i) directors were elected, (ii) the Plan was approved, (iii) the compensation paid to the Company’s Chief Financial Officer was approved in an advisory vote, and (iv) an advisory vote was taken on the frequency of future advisory stockholder votes on executive compensation. The proposals are described in detail in the Company’s 2011 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

Election of Directors

The following persons comprising the entire previous board of directors of the Company were duly elected as directors of the Company until the 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualified: Thomas J. Barrack, Jr., Richard B. Saltzman, George G. C. Parker, John A. Somers, and John L. Steffens. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas J. Barrack, Jr.	9,909,038	3,134,932	0
Richard B. Saltzman	10,908,079	2,135,891	0
George G. C. Parker	8,836,164	4,207,806	0
John A. Somers	10,459,487	2,584,483	0
John L. Steffens	10,458,687	2,585,283	0

Approval of the Colony Financial, Inc. 2011 Equity Incentive Plan

The Company’s stockholders approved the proposal to adopt the Plan. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,867,720	4,171,300	4,950	0

Approval (on an advisory, non-binding basis) of the Company’s Chief Financial Officer’s Compensation

The Company’s stockholders approved (on an advisory, non-binding basis) the compensation of the Company’s Chief Financial Officer as described in the “Compensation Discussion and Analysis” and “Executive Compensation Tables” of the Company’s 2011 Proxy Statement. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,614,857	4,426,163	2,950	0

Recommendation (on an advisory, non-binding basis) on the Frequency of the Advisory Vote Related to the Compensation of the Company’s Chief Financial Officer and Other Named Executive Officers (as applicable)

The Company’s stockholders (on an advisory, non-binding basis) voted on the frequency of the advisory vote related to executive compensation. The table below sets forth the voting results for this proposal:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
7,895,906	30,650	5,114,614	2,800	0

In light of the Company’s stockholders’ vote on this proposal, the Board of Directors has determined that the Company will hold an advisory vote on executive compensation on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2011	COLONY FINANCIAL, INC.

	By:	/s/ Darren J. Tangen
Darren J. Tangen
Chief Financial Officer and Treasurer

4